EXHIBIT 10(u) - MATERIAL CONTRACTS

                           EIGHTH AMENDMENT TO THE
                   NATIONAL WESTERN LIFE INSURANCE COMPANY
                   NON-QUALIFIED DEFERRED COMPENSATION PLAN



     This Eighth Amendment to the National Western Life Insurance Company Non-qualified Deferred Compensation Plan (the "Plan") is hereby adopted by National Western Life Insurance Company (the "Company").

WITNESSETH


     WHEREAS, the Plan was originally established effective January 1, 1991;

     WHEREAS, Section 6.2 of the Plan permits the Company to amend the Plan at any time; and

     WHEREAS, the Company desires to amend the Plan to provide for an in-service distribution to the Chairman of the Company;

     NOW, THEREFORE, the Plan is hereby amended as follows effective as of December 1, 2000:

     1. Section 5.3 of the Plan, Timing of Payment, is hereby amended by adding a new paragraph at the end of such Section to read as follows:

          "A Participant who is the Chairman of the Employer may elect to receive payment of his Vested Account balance on or after his Normal Retirement Date even if such Participant has not retired from active service with the Employer. Payment shall be made in accordance with the foregoing provisions of this Section. Once such an election is made by such Participant, contributions allocable to such Participant (as adjusted for earnings and losses) after the date the Participant receives a lump sum distribution or the final installment of an installment distribution (as applicable), shall be paid to the Participant in a single lump sum as soon as practicable after the end of the Plan Year to which such contributions relate."

     2. Except as herein amended, the terms of the Plan as in effect immediately preceding the date hereof shall continue in full force and effect.

     IN WITNESS WHEREOF, the Company has adopted and executed this Eighth Amendment to the Plan this _____ day of _______, 2000.

                         National Western Life Insurance Company

                         ___________________________________
                         By: _______________________________
                         Its:_______________________________


Approved by the Board of Directors 12/5/00